UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2018 (March 13, 2018)

ENVISION HEALTHCARE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37955	62-1493316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1A Burton Hills Boulevard
Nashville, Tennessee		37215
(Address of Principal Executive Offices)		(Zip Code)

(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement.

On March 14, 2018, Envision Healthcare Corporation, a Delaware corporation (the “Company”), completed the previously announced disposition of its medical transportation business pursuant to that certain Stock Purchase Agreement, dated August 7, 2017 (the “Purchase Agreement”), by and among the Company, Emergency Medical Services LP Corporation, a Delaware corporation and direct wholly owned subsidiary of the Company (“EMSC”), AMR Holdco, Inc., a Delaware corporation and direct wholly owned subsidiary of EMSC (“AMR”), and Air Medical Group Holdings, Inc., a Delaware company (“AMGH”), an entity controlled by funds affiliated with KKR Co. L.P. (“KKR”). Upon the terms and subject to the conditions set forth in the Purchase Agreement, as amended by the Purchase Agreement Amendment (as defined below), AMGH acquired all of the outstanding shares of capital stock in AMR, the parent entity of the Company’s medical transportation business, from EMSC for approximately $2.44 billion in cash (the “Disposition”). The Company anticipates using the net proceeds of the Disposition to repay approximately $2.1 billion of the indebtedness owed under its Term Loan Facility.

In connection with the closing of the Disposition, on March 13, 2018, the Company entered into an amendment to the Purchase Agreement (the “Purchase Agreement Amendment”) to provide for a tax election to be made by the Company under Section 338(h)(10) of the Internal Revenue Code and an increase in the purchase price in connection with such election, and to clarify certain definitions and covenants contained in the Purchase Agreement.

The material terms of the Purchase Agreement are described in the Company’s Current Report on Form 8-K previously filed on August 7, 2017. The foregoing description of the Purchase Agreement Amendment is qualified in its entirety by reference to the full text of the Purchase Agreement Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 14, 2018 the Company completed the Disposition, and consequently disposed of its medical transportation business, to AMGH. The information under Item 1.01 is incorporated herein by reference.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2017 presents the operating results of its medical transportation business as discontinued operations for the three years ended December 31, 2017 and as assets and liabilities held for sale as of December 31, 2017 and December 31, 2016. The medical transportation business of legacy Envision Healthcare Holdings, Inc. (“EHH”) was contributed to the Company upon the merger of AmSurg Corp. (“AmSurg”) and EHH on December 1, 2016 (the “Merger”). AmSurg was the accounting acquirer in the Merger; therefore, AmSurg’s historical financial statements for periods prior to the Merger are considered to be the historical financial statements of the Company. As a result, the Company’s operating results for periods prior to December 31, 2016 exclude AMR’s results. Accordingly, the Company has determined that separate pro forma financial statements, giving effect to the Disposition are not required to be filed with this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2018, effective as of the closing of the Disposition, Randel G. Owen, resigned from his position as the Executive Vice President and President-Ambulatory Services of the Company to accept an executive role with AMGH.

In addition, following the closing of the Disposition, the Company announced the appointment of the following executive officers:

Name	Title	Effective Date of Executive Officer Appointment
Phillip A. Clendenin	Executive Vice President and President - Ambulatory Services	March 14, 2018
Brian L. Jackson	Executive Vice President and President - Physician Services	March 14, 2018

Mr. Clendenin, 53, currently serves as Executive Vice President and President-Ambulatory Services. Previously, Mr. Clendenin served as Executive Vice President-Ambulatory Surgery Centers and, prior to that role, served as AmSurg’s Executive Vice President-Operations from February 2013 until the Merger. He served as AmSurg’s Senior Vice President of Corporate Services from March 2009 to February 2013; Chief Executive Officer of River Region Health System, a hospital located in Vicksburg, Mississippi, from July 2001 to July 2008; Chief Executive Officer of Greenview Regional Hospital, a hospital located in Bowling Green, Kentucky, from November 1997 to June 2001.

Mr. Jackson, 54, currently serves as Executive Vice President and President-Physician Services. He previously served as Chief Operating Officer for Physician Services until September 18, 2017, and served as Chief Operating Officer for AmSurg’s Sheridan division prior to the Merger. Prior to joining Sheridan in 2014, Mr. Jackson served as Division Vice President at DaVita Healthcare Partners, Inc. and as Senior Vice President of National Markets for Cardinal Health, Inc. Mr. Jackson also had a distinguished career as a U.S. Army attack helicopter pilot.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1
Amendment No. 1 to Stock Purchase Agreement, dated as of March 13, 2018, by and among Air Medical Group Holdings, Inc., Emergency Medical Services LP Corporation, AMR Holdco, Inc. and, for certain purposes of the Agreement, Envision Healthcare Corporation.*

*
The schedules to the Amendment No. 1 to Stock Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Registrant will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Envision Healthcare Corporation

By:	/s/ Kevin D. Eastridge
Kevin D. Eastridge

Executive Vice President and Chief Financial Officer
(Principal Financial and Duly Authorized Officer)

Date:    March 19, 2018

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1
Amendment No. 1 to Stock Purchase Agreement, dated as of March 13, 2018, by and among Air Medical Group Holdings, Inc., Emergency Medical Services LP Corporation, AMR Holdco, Inc. and, for certain purposes of the Agreement, Envision Healthcare Corporation.*

*
The schedules to the Amendment No. 1 to Stock Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Registrant will furnish copies of such schedules to the Securities and Exchange Commission upon request.